EXHIBIT 99.1

Cordia Bancorp Inc. Reports Fourth Quarter Results

MIDLOTHIAN, Va., March 03, 2016 (GLOBE NEWSWIRE) -- Cordia Bancorp Inc. (“Cordia”) (NASDAQ:BVA), parent company of Bank of Virginia, reported a net loss of $127,000 or $(0.02) per share for the fourth quarter of 2015, compared to net income of $60,000, or $0.01 per share for the fourth quarter of 2014.  For the year ended December 31, 2015, net income was $590,000 or $0.9 per share compared to a net loss of $412,000, or $(0.09) per share, for the year ended December 31, 2014.

Highlights for the year 2015

  Hiring of Ed Barham, former President/CEO of StellarOne, as President & CEO of Bank of Virginia in August 2015
  30% year-over-year growth in commercial and consumer loans
  9% year-over-year growth in total assets
  9% year-over-year growth in total deposits
  Asset quality remains strong with non-performing assets at 1.06% of total assets.
  Net interest income increased $284,000, or 3.5%, for the year ended December 31, 2015 versus 2014, net of acquisition accounting adjustments.

Balance Sheet Activity

  Asset Growth.  Total assets increased to $348.5 million at December 31, 2015, compared to $318.6 million at December 31, 2014.  During the year ended December 31, 2015, loans held for investment increased 16%, or $33.1 million.  Of this amount, organic originations accounted for $44.1 million while purchased guaranteed student loans decreased $11.0 million.
  Deposit Growth.  Total deposits at December 31, 2015, were $290.0 million, an increase of $24.4 million from $265.6 million at December 31, 2014.
  Asset Quality.  Non-performing assets were $3.7 million, or 1.06% of total assets, at December 31, 2015, compared to $3.9 million, or 1.21% of total assets, at December 31, 2014.
  Tangible Book Value.  Tangible book value per share was $4.20 at December 31, 2015 compared to $4.16 at December 31, 2014.

Operating Results

Three months ended December 31, 2015 compared to the three months ended December 31, 2014

  Net loss for the quarter ended December 31, 2015 was $127,000 compared to net income of $60,000 for the prior year fourth quarter.
  Net interest income was $2.20 million for the fourth quarter of 2015, compared to $2.13 million for the fourth quarter of 2014.
  Net interest income, net of acquisition accounting adjustments, increased $71,000, or 3.4%.
  Net interest margin was 2.64% and 2.83% for the fourth quarter of 2015 and 2014, respectively.  Adjusting for the impact of acquisition accounting, net interest margin was 2.62% for the 2015 quarter compared to 2.80% for the 2014 quarter.
  The provision for loan losses was $37,000 in the fourth quarter of 2015 compared to a provision of $182,000 in the prior year quarter.
  Noninterest income decreased to $109,000 from $200,000 in the prior year quarter.
  Noninterest expense increased $310,000 to $2.40 million for the fourth quarter of 2015, compared to $2.09 million for the fourth quarter of 2014.

Year-ended December 31, 2015 compared to the year-ended December 31, 2014

  Net income for the year ended December 31, 2015 was $590,000 compared to a net loss of $412,000 for 2014.
  Net interest income was $8.51 million for the 2015 period, compared to $8.23 million for the 2014 period.
  Net interest income, net of acquisition accounting adjustments, increased $395,000, or 4.9%.
  Net interest margin was 2.68% and 3.04% for the 2015 and 2014 periods, respectively.  Adjusting for the impact of acquisition accounting, net interest margin was 2.64% for the 2015 period compared to 2.96% for the 2014 period.
  The provision for loan losses was a recovery of $293,000 for 2015 compared to a provision of $305,000 for 2014.
  Noninterest income increased to $534,000 from $467,000 in the prior year period due primarily to an increase in the sale of loans held for sale of $43,000 and an increase in fee income of $57,000 in the 2015 period.
  Noninterest expense decreased $53,000 to $8.75 million for the 2015 period, compared to $8.80 million for the 2014 period primarily due to a favorable reversal in the 2015 period of a fair value discount of $225,000 related to the purchase of a bank property and the termination of the related lease.

About Cordia Bancorp

Cordia Bancorp Inc. is a public bank holding company founded in 2009.  Substantially all of the assets of Cordia consist of its investment in Bank of Virginia.  Bank of Virginia provides retail banking services to individuals and commercial customers through six full-service banking locations in the greater Richmond market, including Chesterfield and Henrico Counties and Colonial Heights, Virginia.  CordiaGrad provides student loan refinancing services through two offices in Midlothian, VA and Washington, DC.

For more information about Cordia Bancorp and Bank of Virginia, visit our websites: www.cordiabancorp.com and www.bankofva.com.

DISCLAIMER

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s periodic filings with the Securities Exchange Commission. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

Cordia Bancorp
Consolidated Balance Sheets (unaudited)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(Dollars in thousands, except per share data)	2015	2015	2015	2015	2014
Assets
Cash and due from banks	$6,135	$9,437	$11,771	$9,602	$5,477
Fed funds sold and Interest-bearing deposits	12,325	15,970	7,593	23,495	16,363
Total cash and cash equivalents	18,460	25,407	19,364	33,097	21,840
Securities available for sale, at fair value	46,220	48,721	58,445	41,411	53,483
Securities held to maturity, at cost	25,500	26,281	27,087	20,132	20,716
Restricted securities	2,355	2,330	2,331	2,405	2,092
Loans held for sale	220	109	96	117	-
Loans held for investment:
Commercial real estate	105,902	106,335	111,180	109,734	103,253
Commercial and industrial	34,819	26,751	27,919	24,057	24,153
Guaranteed student loans	53,847	56,072	57,900	61,441	64,870
Consumer and other	51,465	39,607	28,865	24,521	20,683
Total loans held for investment	246,033	228,765	225,864	219,753	212,959
Less: Allowance for loan losses	(823)	(903)	(990)	(1,102)	(1,089)
Net loans held for investment	245,210	227,862	224,874	218,651	211,870

Premises and equipment, net	5,980	6,034	6,083	4,402	4,432
Accrued interest receivable	2,085	1,924	2,033	1,986	2,040
Other real estate owned, net of valuation allowance	1,870	1,761	1,769	1,647	1,641
Other assets	590	7,555	704	696	486
Total assets	$348,490	$347,984	$342,786	$324,544	$318,600

Liabilities and stockholders' equity
Non-interest bearing deposits	28,969	26,829	30,066	26,489	29,795
Savings and interest bearing demand deposits	107,057	105,540	101,769	84,216	84,258
Time deposits	154,018	156,939	152,800	154,920	151,550
Total deposits	290,044	289,308	284,635	265,625	265,603

Accrued expenses and other liabilities	707	553	464	1,061	861
FHLB borrowings	30,000	30,000	30,000	30,000	25,000
Total liabilities	320,751	319,861	315,099	296,686	291,464

Common stock - voting	51	50	51	51	51
Common stock - nonvoting	14	14	14	14	14
Additional paid-in-capital	33,191	33,044	33,061	33,011	32,956
Retained deficit	(4,827)	(4,700)	(4,830)	(5,066)	(5,417)
Accumulated other comprehensive loss	(690)	(285)	(609)	(152)	(468)
Total stockholders' equity	27,739	28,123	27,687	27,858	27,136
Total liabilities and stockholders' equity	$348,490	$347,984	$342,786	$324,544	$318,600

Cordia Bancorp
Consolidated Statements of Income (unaudited)

	Three Months Ended					Years Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
(Dollars in thousands, except per share data)	2015	2015	2015	2015	2014	2015	2014
Interest Income
Interest and fees on loans	$2,404	$2,294	$2,327	$2,183	$2,247	$9,208	$8,923
Investment securities	412	446	383	363	405	1,604	1,269
Interest on federal funds sold and							-
deposits with banks	8	9	5	7	6	29	25
Total interest income	2,824	2,749	2,715	2,553	2,658	10,841	10,217

Interest Expense
Interest on deposits	529	506	470	454	451	1,959	1,761
Interest on FHLB Borrowings	95	95	93	89	76	372	230
Total interest expense	624	601	563	543	527	2,331	1,991

Net interest income	2,200	2,148	2,152	2,010	2,131	8,510	8,226
Provision for (recovery of) loan losses	37	(53)	63	(340)	182	(293)	305
Net interest income after provision for (recovery of) loan losses	2,163	2,201	2,089	2,350	1,949	8,803	7,921

Non-interest income
Service charges on deposit accounts	39	35	30	30	34	134	123
Net gain (loss) on sale of available for sale securities	(3)	22	-	114	116	133	177
Net gain (loss) on sale of loans held for sale	11	6	9	21	(4)	47	4
Other fee income	62	52	58	48	54	220	163
Total non-interest income	109	115	97	213	200	534	467

Non-interest expense
Salaries and employee benefits	1,006	1,085	1,082	1,280	1,094	4,453	4,846
Professional services	147	108	100	84	104	439	427
Occupancy	139	149	159	153	139	600	565
Reversal of occupancy fair value discount	-	-	(225)	-	-	(225)	-
Data processing and communications	257	233	206	198	184	894	698
FDIC assessment and bank fees	195	88	92	90	96	465	385
Bank franchise taxes	49	49	49	49	23	196	102
Student loan servicing fees and other loan expenses	227	174	208	146	191	755	671
Other real estate expenses	13	26	45	6	18	90	46
Supplies and equipment	72	71	70	73	78	286	318
Insurance	19	20	19	20	42	78	167
Director's fees	104	28	21	26	50	179	187
Marketing and business development	118	64	31	18	21	231	51
Other operating expenses	53	91	93	69	49	306	337
Total non-interest expense	2,399	2,186	1,950	2,212	2,089	8,747	8,800

Net income (loss)	$(127)	$130	$236	$351	$60	590	(412)

Earnings (loss) per share, basic and diluted	$(0.02)	$0.02	$0.04	$0.05	$0.01	$0.09	$(0.09)
Weighted average shares outstanding, basic	6,572,933	6,572,239	6,583,848	6,559,217	6,504,106	6,572,097	4,722,556
Weighted average shares outstanding, diluted	6,572,933	6,572,239	6,583,848	6,559,217	6,504,106	6,572,097	4,722,556

Cordia Bancorp
Consolidated Financial Highlights (unaudited)
	As of and for the Three Months Ended					Years Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
(Dollars in thousands, except per share data)	2015	2015	2015	2015	2014	2015	2014
Results of Operations
Interest income	$2,824	$2,749	$2,715	$2,553	$2,658	$10,841	$10,217
Interest expense	624	601	563	543	527	2,331	1,991
Net interest income	2,200	2,148	2,152	2,010	2,131	8,510	8,226
Provision for (recovery of) loan losses	37	(53)	63	(340)	182	(293)	305
Net interest income after provision for (recovery of) loan losses	2,163	2,201	2,089	2,350	1,949	8,803	7,921
Non-interest income	109	115	97	213	200	534	467
Non-interest expense	2,399	2,186	1,950	2,212	2,089	8,747	8,800
Net income (loss)	$(127)	$130	$236	$351	$60	$590	$(412)

Earnings (loss) per share, basics and diluted	$(0.02)	$0.02	$0.04	$0.05	$0.01	$0.09	$(0.09)
Weighted average shares outstanding, basic	6,572,933	6,572,239	6,583,848	6,559,217	6,504,106	6,572,097	4,722,556
Weighted average shares outstanding, diluted	6,572,933	6,572,239	6,583,848	6,559,217	6,504,106	6,572,097	4,722,556

Performance Ratios
Return on average assets	-0.14%	0.15%	0.29%	0.44%	0.08%	0.18%	-0.14%
Return on average equity	-1.79%	1.85%	3.40%	5.20%	0.88%	2.12%	-1.77%
Return on average tangible equity	-1.80%	1.85%	3.41%	5.22%	0.88%	2.13%	-1.77%
Efficiency ratio	103.90%	96.60%	86.71%	99.51%	89.62%	96.72%	101.23%

Yields and Rates
Yield on loans	4.03%	4.09%	4.18%	4.16%	4.29%	4.11%	4.50%
Yield on securities	2.15%	2.06%	2.12%	2.07%	2.04%	2.10%	2.08%
Yield on interest earning assets	3.39%	3.34%	3.51%	3.42%	3.53%	3.41%	3.78%
Cost of interest bearing deposits	0.80%	0.77%	0.79%	0.78%	0.76%	0.79%	0.81%
Cost of total deposits	0.72%	0.70%	0.71%	0.70%	0.68%	0.70%	0.73%
Cost of borrowings	1.26%	1.26%	1.19%	1.25%	1.25%	1.24%	1.24%
Cost of interest bearing liabilities	0.84%	0.82%	0.83%	0.83%	0.80%	0.83%	0.84%
Interest rate spread	2.55%	2.52%	2.67%	2.59%	2.73%	2.58%	2.94%
Net interest margin	2.64%	2.61%	2.78%	2.69%	2.83%	2.68%	3.04%

Capital
Total equity to total assets	7.96%	8.08%	8.08%	8.58%	8.52%	7.96%	8.52%
Tangible equity to total assets	7.94%	8.06%	8.05%	8.56%	8.49%	7.94%	8.49%
Book value per share	4.21	4.29	4.21	4.23	4.17	4.21	4.17
Tangible book value per share	4.20	4.27	4.19	4.22	4.16	4.20	4.16
Common shares outstanding	6,586,786	6,562,906	6,582,806	6,584,106	6,504,106	6,586,786	6,504,106

Average Balances
Loans	$236,822	$222,371	$223,286	$212,566	$207,833	$223,823	198,227
Securities	75,979	86,089	72,391	71,198	78,590	76,454	61,156
Earning assets	330,603	326,904	310,680	302,481	298,712	317,769	270,163
Total assets	350,910	346,917	327,439	321,455	315,167	336,789	285,028
Interest bearing deposits	263,393	261,609	239,871	236,415	235,878	249,540	217,745
Total deposits	292,067	288,455	267,356	264,434	262,947	278,180	241,441
FHLB borrowings	30,000	30,000	31,346	28,778	24,185	30,034	18,616
Interest bearing liabilities	293,393	291,609	271,217	265,193	260,063	279,574	236,361
Total equity	28,106	27,938	27,835	27,353	27,198	27,810	23,342
Tangible equity	28,034	27,857	27,745	27,254	27,089	27,724	23,220

Asset Quality
Net charge-offs/(recoveries)	171	34	175	(353)	319	27	705
Net charge-off rate	0.29%	0.06%	0.31%	-0.67%	0.61%	0.01%	0.36%
Non-performing loans	1,834	1,975	1,918	2,108	2,221	1,834	2,221
Non-performing assets	3,704	3,736	3,687	3,755	3,862	3,704	3,862
Allowance for loan losses	823	903	990	1,102	1,089	823	1,089
Non-performing loans as a % of total loans held for investment	0.75%	0.86%	0.85%	0.96%	1.04%	0.75%	1.04%
Non-performing assets as a % of total assets	1.06%	1.07%	1.08%	1.16%	1.21%	1.06%	1.21%
Allowance for loan losses as a % of total loans held for investment	0.33%	0.39%	0.44%	0.50%	0.51%	0.33%	0.51%
Allowance for loan losses as a % of non-performing loans	44.87%	45.72%	51.62%	52.28%	49.03%	44.87%	49.03%

Cordia Bancorp
GAAP to Non-GAAP Reconciliations (unaudited)

The table below shows the computations of tangible equity and tangible assets and certain related ratios, all of which are considered to be non-GAAP financial measures. The tangible equity to tangible assets ratio has become a focus of some investors and management believes this ratio may assist in analyzing the Corporation's capital position, absent the effects of intangible assets. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation, or as substitute for analysis of results reported under GAAP. Because not all companies use identical calculations, the non-GAAP measures presented in the following table may not be comparable to those reported by other companies.

	As of and for the Three Months Ended					Years Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
(Dollars in thousands, except per share data)	2015	2015	2015	2015	2014	2015	2014
Tangible Equity and Tangible Assets (Period End)
Total shareholders' equity (GAAP)	$27,739	$28,123	$27,687	$27,858	$27,136	$27,739	$27,136
Less: intangible assets	68	77	86	95	104	68	104
Tangible Equity (non-GAAP)	$27,671	$28,046	$27,601	$27,763	$27,032	$27,671	$27,032

Total assets (GAAP)	$348,490	$347,984	$342,786	$324,544	$318,600	$348,490	$318,600
Less: intangible assets	68	77	86	95	104	68	104
Tangible assets (non-GAAP)	$348,422	$347,907	$342,700	$324,449	$318,496	$348,422	$318,496

Total equity to total assets (GAAP)	7.96%	8.08%	8.08%	8.58%	8.52%	7.96%	8.52%
Book value per share (GAAP)	$4.21	$4.29	$4.21	$4.23	$4.17	$4.21	$4.17
Tangible equity to tangible assets (non-GAAP)	7.94%	8.06%	8.05%	8.56%	8.49%	7.94%	8.49%
Tangible book value per share (non-GAAP)	$4.20	$4.27	$4.19	$4.22	$4.16	$4.20	$4.16

Tangible Equity and Tangible Assets (Average)
Total shareholders' equity (GAAP)	$28,106	$27,938	$27,835	$27,353	$27,198	$27,810	$23,342
Less: intangible assets	72	81	90	99	109	86	122
Tangible Equity (non-GAAP)	$28,034	$27,857	$27,745	$27,254	$27,089	$27,724	$23,220

Total assets (GAAP)	350,910	346,917	327,439	321,455	315,167	336,789	285,028
Less: intangible assets	72	81	90	99	109	86	122
Tangible assets (non-GAAP)	$350,838	$346,836	$327,349	$321,356	$315,058	$336,703	$284,906

Total equity to total assets (GAAP)	8.01%	8.05%	8.50%	8.51%	8.63%	8.26%	8.19%
Book value per share (GAAP)	$4.27	$4.26	$4.23	$4.15	$4.18	$4.22	$3.59
Tangible equity to tangible assets (non-GAAP)	7.99%	8.03%	8.48%	8.48%	8.60%	8.23%	8.15%
Tangible book value per share (non-GAAP)	$4.26	$4.24	$4.21	$4.14	$4.16	$4.21	$3.57

CONTACT:  Mark Severson,
EVP & CFO, Cordia Bancorp Inc.
804-763-1322